SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Account Trust

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

Investors Cash Trust

Treasury Portfolio

Tax-Exempt California Money Market Fund

DWS Balanced Fund

DWS Blue Chip Fund

DWS High Income Series

DWS High Income Fund

DWS State Tax-Free Income Series

DWS California Tax-Free Income Fund

DWS New York Tax-Free Income Fund

DWS Strategic Government Securities Fund

Shareholders of the funds listed above recently approved, as applicable to a fund and disclosed below, (i) an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (the “Advisor”), (ii) a subadviser approval policy, (iii) revisions and/or removal of certain fundamental investment policies and (iv) an amended and restated declaration of trust.

Investment Management Agreement/Administrative Agreement

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt Portfolio:

The following supplements the relevant disclosure under “Management of the Fund” or “Management of the Portfolio”:

The Board and the Fund’s/Portfolio’s shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund/Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund’s/Portfolio’s assets. In addition to the investment management of the Fund’s/Portfolio’s assets, the Advisor determines the investments to be made for the Fund/Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s/Portfolio’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s/Portfolio’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s/Portfolio’s administrator or other agent, the Fund’s/Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s/Portfolio’s Board in valuing the securities and other instruments held by the Fund/Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund/Portfolio.

Pursuant to the Investment Management Agreement (unless otherwise provided in the Investment Management Agreement or as determined by the Fund’s/Portfolio’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Fund/Portfolio, including the Fund’s/Portfolio’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund/Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund/Portfolio, the Fund’s/Portfolio’s custodian, or other agents of the

Fund/Portfolio; taxes and governmental fees; fees and expenses of the Fund’s/Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund/Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s/Portfolio’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund/Portfolio, including a majority of the Board who are not interested persons of the Fund/Portfolio (the “Independent Board Members”), and, if required by applicable law, subject to a majority vote of the Fund’s/Portfolio’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund/Portfolio in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund/Portfolio on 60 days’ written notice.

Effective June 1, 2008, for all services provided under the Investment Management Agreement, the Fund/Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Blue Chip Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
Government & Agency Securities Portfolio[1,2]	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter
Tax-Exempt Portfolio[1]	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter

[1]

The management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among the Portfolios based upon relative net assets of each Portfolio.

[2]

The Advisor has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by Government & Agency Securities Portfolio will be limited to 0.050% of its average daily net assets.

The Fund/Portfolio recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund/Portfolio including, among others, providing the Fund/Portfolio with personnel, preparing and making required filings on behalf of the Fund/Portfolio, maintaining books and records for the Fund/Portfolio, and monitoring the valuation of Fund/Portfolio securities. For all services provided under the Administrative Services Agreement, the Fund/Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s/Portfolio’s net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund/Portfolio reasonably deems necessary for the proper administration of the Fund/Portfolio. The Advisor provides the Fund/Portfolio with personnel; arranges for the preparation and filing of the Fund’s/Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the Fund’s/Portfolio’s shareholders; prepares and files updates to the Fund’s/Portfolio’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s/Portfolio’s records; provides the Fund/Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund/Portfolio; assists in the resolution of accounting issues that may arise with respect to the Fund/Portfolio; establishes and monitors the Fund’s/Portfolio’s operating expense budgets; reviews and processes the Fund’s/Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund/Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt Portfolio:

The following is added to the disclosure under “Management of the Fund” or “Management of the Portfolio”:

The Board and Fund’s/Portfolio’s shareholders recently approved a new subadviser policy for the Funds/Portfolios (the “Subadviser Approval Policy”). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds/Portfolios could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the “SEC”) granting the Funds/Portfolios exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor’s ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor’s ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not a wholly owned subsidiary of, the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor’s ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds’/Portfolios’ exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds/Portfolios to implement the Subadviser Approval Policy as described above. The SEC also proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”) in October 2003 to permit the appointment and termination of subadvisors and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there is no assurances that the rule will be adopted as proposed. The Funds/Portfolios and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt Portfolio:

The fundamental investment policy regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Government & Agency Securities Portfolio and Tax-Exempt Portfolio only:

Effective on or about June 1, 2008, each Portfolio’s fundamental policies are replaced with the following:

The Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)	Engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4)

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of a Portfolio’s ownership of securities.

(5)	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or
(7)

Tax-Exempt Portfolio only: Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Each Portfolio’s disclosure relating to its status as a diversified fund is replaced with the following:

The Portfolio has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The first sentence under the Investment Restrictions is replaced with the following:

The Trust has adopted the following fundamental investment policies which may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Fund Organization

Treasury Portfolio, Tax-Exempt California Money Market Fund, DWS Balanced Fund, DWS High Income Fund, DWS California Tax-Free Income Fund, DWS New York Tax-Free Income Fund and DWS Strategic Government Securities Fund:

The following replaces all information under “Trust Organization” or “Fund Organization” with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust's series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s/Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Fund/Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund/Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund/Portfolio thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees; (d) such additional matters relating to the Trust as may be required by law; and (e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund/Portfolio or class, for any reason at any time, if there are no shares of such Fund/Portfolio or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund/Portfolio or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund/Portfolio or class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund/Portfolio or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect a Fund’s/Portfolio’s or class’ expense ratio or other aspects of a shareholder’s investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund/Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Board of Trustees requesting the Board of Trustees to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board of Trustees, in their sole discretion, may submit the matter to a vote of the shareholders of the Trust, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Trust of a Fund/Portfolio or class thereof, the Board of Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in “the Business Litigation Session of the Massachusetts Superior Court in Suffolk County” (together with the U.S. District Court for the Southern District of New York, the “Chosen Courts”). The Declaration of Trust further provides that the Trust, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund/Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund/Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund/Portfolio or the Fund’s/Portfolio’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund/Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund/Portfolio and the Fund/Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund/Portfolio itself is unable to meet its obligations.

Please Retain This Supplement for Future Reference

May 8, 2008